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                            APPROVAL BY DIRECTORS OF
                              NBT NORTHWEST BANCORP

         The undersigned, all of the members of the Board of Directors of NBT Northwest Bancorp (the "Company"), approve the Agreement and Plan of Merger, dated June 11, 1999 (the "Plan") between InterWest Bancorp, Inc., Pacific Northwest Bank, the Company, and National Bank of Tukwila, and, except as otherwise required by applicable law, including without limitation their fiduciary duties to the Company's shareholders, agree to (a) vote their shares in favor of the transactions contemplated by the Plan, (b) recommend to the shareholders of the Company that they approve the Plan, and (c) refrain from any actions or omissions inconsistent with such transactions or recommendation.

         This Approval may be executed in one or more facsimile counterparts, each of which shall be deemed an original, but all of which taken together will constitute one and the same document.


/s/                                        /s/
---------------------------------          ---------------------------------
Gregory Cromwell                           Robert W. Huff


/s/                                        /s/
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Michael H. Fotheringill                    Mark Milkovich


/s/                                        /s/
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Mabel J. Harris                            Louise Strander


/s/                                        /s/
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Stanley Eugene Harris, MD                  David J. Taylor